Exhibit 99.2
NORDSTROM CREDIT, INC.
13531 EAST CALEY
ENGLEWOOD, COLORADO  80111
CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS
I, Michael G. Koppel, the Vice President and Treasurer of Nordstrom Credit, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended July 31, 2002 (the "Report") filed with the Securities and Exchange Commission:


- fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Michael G. Koppel
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                                          Michael G. Koppel
                                          Vice President and Treasurer
                                          September 12, 2002